UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21322

Georgetowne Funds

(Exact name of registrant as specified in charter)

1001 West Madison Street Unit 607

Chicago, IL 60607

(Address of principal executive offices)(Zip code)

Paul K. Hoffmeister

1001 West Madison Street Unit 607

Chicago, IL 60607

(Name and address of agent for service)

Registrant's telephone number, including area code: (518) 221-1978

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

GEORGETOWNE LONG/SHORT FUND

A SERIES OF THE GEORGETOWNE FUNDS

October 31, 2006

December 1, 2006

Dear Shareholders,

I am pleased to report that the Georgetowne Long/Short Fund returned 16.84% during its last fiscal year, November 1, 2005 through October 31, 2006. This compares to 16.30% for the S&P 500 and 12.52% for the Nasdaq Composite, the Fund’s two benchmarks.

Given the year’s strong equity market performance, the Fund’s gains were generated from the long side. We had notable successes in our investments in Broadwing Corporation (BWNG), Aleris International Inc. (ARS), and Agco Corp. (AG).

The Fund originally bought Broadwing, a communications equipment provider turned telecommunications services provider, for its state-of-the-art network. In my opinion, the market was undervaluing the long-term value of one of the most advanced telecom networks, and so I continued to purchase Broadwing shares during the middle of 2005 and 2006 despite a languishing stock price. By October 2006, I felt vindicated when Level 3 Communications announced the purchase of Broadwing for approximately $1.4 billion, earning the Fund a handsome return from its investment.

This year, the Fund owned another company that was acquired: Aleris, a recycling business the Fund has owned since mid-2004. In this case, the Fund was able to profit from the private equity boom now underway when Texas Pacific Group bid for the company that the Fund originally purchased for its attractive valuation and advantageous pricing power - thanks in part to today’s inflationary monetary environment.

The Fund purchased shares of the attractively valued Agco in February with subsequent buys in March and June between $17 and $23, based on my conviction that agricultural-related industries, such as farming machinery, would benefit from a future strengthening in agricultural commodity prices. The thesis seems to have been successful, as Agco shares traded above $26 by the end of October.

In retrospect, the last summer’s market malaise presented enormous opportunity for the Fund. In my opinion, the weak market at the time, partly due to the options backdating scandals and global geopolitical tensions, caused shares of reasonably valued companies that reported not-so-stellar earnings news to plunge too far to the downside. Not only did valuations become very attractive, but the macro-economic outlook in June began to brighten when Federal Reserve Chairman Ben Bernanke indicated that the central bank’s prolonged interest rate campaign was nearing an end. As a result, during July and August, the Fund aggressively purchased shares of Eastman Kodak Co. (EK), Netflix Inc. (NFLX), Dell Inc. (DELL), Aetna Inc. (AET), AK Steel Holding Corp. (AKS), and Cleveland-Cliffs Inc. (CLF). By the end of October, these stocks had appreciated between 15% and 45%, becoming important contributors to the year’s success.

On the other hand, some notable disappointments on the long side included purchases of Cooper Tire & Rubber Co. (CTB) and Dana Corporation (DCN), which at the time of purchase presented attractive valuations. Unfortunately, macroeconomic conditions, such as high oil prices and the Federal Reserve’s interest-rate increases, weighed more heavily on these companies than I had expected.

Overall, the Fund’s short investments sustained losses during the year but they were more than offset by gains from long investments. The Fund was able to earn profits on the short side during the broad market sell-off between May and July with shorts in eBAY Inc.(EBAY), Marvell Technology Group Ltd. (MRVL), Advanced Micro Devices Inc. (AMD), and Hot Topic Inc. (HOTT). Generally, when these positions were initiated, the companies appeared overvalued. The market sell-off imposed more reasonable stock valuations and, as a result, the Fund quickly exited these positions with some gains. It is worth noting that I considered the sell-off in Marvell, which the Fund was short between December and May, to be over-blown; so the Fund bought the stock as a long investment in early October.

Perhaps one of our biggest disappointments on the short side was our position in Petco Animal Supplies Inc. (PETC), which we shorted just under $21 in February. The thesis for this investment was to profit from the weakening economic environment, which I believed would inevitably hurt the pet supply industry. But two private equity firms, Texas Pacific Group and Leonard Green & Partners, agreed to take the company private at $29 per share in July before we could have seen how this thesis evolved.

During the year, most of the option strategies we employed were writing call options against existing stock positions. In my opinion, the strategies were favorable even though, in some cases, they limited our stock gains when share prices of certain companies appreciated far more quickly than I expected. Nevertheless, I am pleased with the option strategies employed and their potential to earn additional premiums on existing long positions, as well as to partially cushion downside risk, in order to maximize the return of the Fund. As a result, I expect to implement more call writing strategies in the future.

Thank you for your continued loyalty and confidence in keeping your investments with Georgetowne.

Respectfully,

/s/ Paul Hoffmeister

Paul Hoffmeister

GEORGETOWNE LONG/SHORT FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2006

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED OCTOBER 31, 2006

	1 Year	Since Inception (12/30/2003)
Georgetowne Long/Short Fund	16.84%	7.76%
S&P 500 Index	16.30%	9.85%
Nasdaq Composite Index	12.52%	6.65%

20,000.00
15,000.00
10,000.00
5,000.00
0.
Georgetowne Long/Short
S&P 500 Index
Nasdaq Composite Index
$13,053
$12,362
$12,004
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06

This chart assumes an initial investment of $10,000 made on 12/30/2003 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.

Performance figures represent past performance, which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on redemption of Fund shares.

For performance information current to the most recent month-end, please call (877) 257-4240.

GEORGETOWNE LONG/SHORT FUND

Industry Sectors Chart

(Unaudited)

* Common Stock

	GEORGETOWNE LONG/SHORT FUND
	Schedule of Investments
	October 31, 2006

Shares		Value
COMMON STOCKS - 97.88%

Agricultural Production-Crops - 1.24%
500	Chiquita Brands International, Inc.	$ 6,850

Computer Communications Equipment - 5.23%
1,000	Lanoptics Ltd. *	13,170
1,200	Lanoptics Ltd. † *	15,804
		28,974
Drawing & Insulating of Nonferrous Wire - 0.74%
200	Corning, Inc. *	4,086

Electronic Computers - 3.52%
800	Dell, Inc. † *	19,464

Electromedical & Electrotherapeutic Apparatus - 2.48%
400	St. Jude Medical, Inc. † *	13,740

Farm Machinery & Equipment - 4.35%
900	AGCO Corp. † *	24,075

Fats & Oils - 3.47%
300	Bunge Ltd.	19,233

Gold & Silver Ores - 2.40%
100	Agnico Eagle Mines, Ltd.	3,697
200	Meridian Gold, Inc. *	5,062
100	Newmont Mining Corp.	4,527
		13,286
Hospital & Medical Service Plans - 2.23%
300	Aetna, Inc.	12,366

Industrial Inorganic Chemicals - 0.97%
250	Georgia Gulf Corp.	5,348

Metal Mining - 6.33%
400	Cleveland Cliffs, Inc.	$ 16,916
300	Freeport McMoran Copper & Gold, Inc.	18,144
		35,060
Optical Instruments & Lenses - 4.28%
12,400	Meade Instruments Corp. *	23,684

Radiotelephone Communications - 9.41%
2,300	Broadwing Corp. † *	34,454
400	Mobile Telesystems OJSC ADR *	17,632
		52,086
Photographic Equipment & Supplies - 3.53%
800	Eastman Kodak Co.	19,520

Semiconductors & Related Devices - 14.83%
1,000	Altera Corp. † *	18,440
1,500	Broadcom Corp. † *	45,405
1,000	Marvell Technology Group *	18,280
		82,125
Services-Educational Services - 2.00%
300	Apollo Group, Inc. *	11,088

Services-Computer Integrated - 8.88%
1,800	Packeteer, Inc. † *	20,178
1,000	Redback Networks, Inc. *	15,820
500	Yahoo, Inc. *	13,170
		49,168
Services-Nursing & Personal Care Facilities - 3.90%
800	Kindred Healthcare, Inc. † *	21,600

Steel Work, Blast Furnaces & Rolling Mills - 2.70%
1,000	AK Steel Holding Corp. *	14,930

Services-Video Tape Rental - 4.00%
800	Netflix, Inc.	22,128

Telephone & Telegraph Apparatus - 7.89%
1,200	Qualcomm, Inc.	$ 43,668

Transportation Services - 1.76%
600	Expedia, Inc. † *	9,750

Wholesale-Farm Product Raw Materials - 1.74%
2,000	Alliance One International, Inc.	9,640

TOTAL FOR COMMON STOCKS (Cost $497,928) - 97.88%		541,869

PUT OPTIONS

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	Broadcom Corp.
150	January 2007 Puts @ 20.00	15
	Total (Premiums Paid $96) - 0.00%	$ 15

SHORT TERM INVESTMENTS - 4.59%
25,387	First American Treasury Obligations Fund Class A 4.32%** (Cost $25,387)	25,387

TOTAL INVESTMENTS (Cost $523,411) - 102.47%		567,271

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (2.47%)		(13,650)

NET ASSETS - 100.00%		$ 553,621

ADR- American Depository Receipt
† Security is pledged as Collateral for Securities Sold Short.
* Non-income producing during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2006.
	The accompanying notes are an integral part of these financial statements.

GEORGETOWNE LONG/SHORT FUND
Schedule of Call Options Written
October 31, 2006

CALL OPTIONS WRITTEN

Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Value
Aetna, Inc.
January 2007 Call @ 42.50	300	$ 450

AK Steel Holding Corp.
December 2006 Call @ 15.00	1,000	900

Bunge Ltd.
November 2006 Call @ 60.00	300	1,230

Cleveland Cliffs, Inc.
November 2006 Call @ 40.00	400	1,200

Eastman Kodak Co.
January 2007 Call @ 25.00	800	1,040

Marvell Technology Group
November 2006 Call @ 17.50	1,000	1,250

Mobile Telesystems OJSC ADR
January 2007 Call @ 45.00	400	920

Netflix, Inc.
January 2007 Call @ 25.00	800	2,560

Qualcomm, Inc.
January 2007 Call @ 47.50	1,200	180

Redback Networks, Inc.
November 2006 Call @ 17.50	1,000	400

Yahoo, Inc.
November 2006 Call @ 25.00	500	800

Total (Premiums Received $6,780)		$ 10,930

ADR- American Depository Receipt
The accompanying notes are an integral part of these financial statements.

	GEORGETOWNE LONG/SHORT FUND
	Schedule of Securities Sold Short
	October 31, 2006

Shares		Value
100	Acuity Brands	$ 4,954
200	Amazon.com, Inc.	7,618
500	American Axle & Manufacturing Holdings	9,375
300	Ann Taylor Stores Corp.	13,206
300	Best Buy Co., Inc.	16,575
500	DirecTV Group, Inc.	11,140
200	eBay, Inc.	6,426
500	Hershey Foods Corp.	26,455
200	Kohl's Corp.	14,120
200	Panera Bread Co.	12,360
400	VCA Antech, Inc.	12,948

	Total Securities Sold Short (Proceeds - $125,701)	$ 135,177
	The accompanying notes are an integral part of these financial statements.

GEORGETOWNE LONG/SHORT FUND
Statement of Assets and Liabilities
October 31, 2006

Assets:
Investments, at Value (Cost $523,411)	$ 567,271

Cash	50
Deposit with Broker for Securities Sold Short	121,194
Receivables:
Securities Sold	11,394
Dividends and Interest	760
Total Assets	700,669
Liabilities:
Securities Sold Short, at Value (proceeds $125,701)	135,177
Covered Call Options Written at Fair Value (premiums received $6,780)	10,930
Accrued Management Fees	941
Total Liabilities	147,048
Net Assets	$ 553,621

Net Assets Consist of:
Paid In Capital	$ 498,942
Accumulated Undistributed Net Investment Loss	(3,874)
Accumulated Realized Gain on Investments, Options Written and Securities Sold Short - Net	28,319
Net Unrealized Appreciation in Value of Investments, Options Written and Securities
Sold Short Based on Identified Cost - Net	30,234
Net Assets, for 47,855 shares outstanding	$ 553,621

Net Asset Value Per Share	$ 11.57

GEORGETOWNE LONG/SHORT FUND
Statement of Operations
For the year ended October 31, 2006

Investment Income:
Dividends (net of foreign witholding taxes of $49)	$ 2,695
Interest	2,562
Total Investment Income	5,257
Expenses:
Advisory fees (Note 3)	8,840
Dividend Expense	537
Interest Expense	515
Total Expenses	9,892

Net Investment Loss	(4,635)

Realized and Unrealized Gain (Loss) from Investments:
Realized Gain on Investments	31,506
Realized Loss on Options	(1,392)
Realized Loss on Securities Sold Short	(1,760)
Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investments	57,235
Options	(4,150)
Securities Sold Short	(7,398)
Net Realized and Unrealized Gain from Investments	74,041

Net Increase in Net Assets Resulting from Operations	$ 69,406

GEORGETOWNE LONG/SHORT FUND
Statements of Changes in Net Assets

Years ended October 31, 2006 and 2005

	2006	2005
Increase (Decrease) in net assets from operations:
Net investment loss	$ (4,635)	$ (2,442)
Net realized gain from investments, options written and securities sold short	28,354	49,609
Unrealized appreciation (depreciation) on investments, options written and securities sold short	45,687	(20,048)
Net increase in net assets resulting from operations	69,406	27,119

Distributions to Shareholders	(23,871)	-

Capital Share Transactions (Note 5)	158,342	29,933

Total increase	203,877	57,052

Net Assets:
Beginning of year	349,744	292,692

End of year	$ 553,621	$ 349,744

GEORGETOWNE LONG/SHORT FUND
Financial Highlights

For a share of capital stock outstanding throughout each period
	Year	Year	Period
	Ended	Ended	Ended
	10/31/2006	10/31/2005	10/31/2004 *

Net Asset Value, at Beginning of Period	$ 10.58	$ 9.72	$ 10.00
Income From Investment Operations:
Net Investment Loss **	(0.12)	(0.07)	(0.10)
Net Gains (Losses) on Securities (Realized and Unrealized)	1.81	0.93	(0.18)
Total from Investment Operations	1.69	0.86	(0.28)

Distributions	(0.70)	-	-

Net Asset Value, at End of Period	$ 11.57	$ 10.58	$ 9.72

Total Return ***	16.84%	8.85%	(2.80)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 554	$ 350	$ 293
Ratio of Expenses to Average Net Assets, excluding Interest and Dividends on Securities Sold Short	1.99%	1.99%	1.99%	****
Ratio of Expenses to Average Net Assets, excluding Dividends on Securities Sold Short	2.10%	2.04%	1.99%	****
Ratio of Dividend Expenses to Average Net Assets	0.12%	0.05%	0.01%	****
Ratio of Expenses to Average Net Assets, including Dividends on Securities Sold Short	2.22%	2.09%	2.00%	****
Ratio of Net Investment Loss to Average Net Assets	(1.04)%	(0.68)%	(1.21)%	****
Portfolio Turnover Rate	108.94%	98.20%	73.81%

* For the period December 30, 2003 (commencement of investment operations) through October 31, 2004
** Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
*** Total return in the above table represent the return that the investor would have earned or lost over the period indicated
on an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year.
**** Annualized

GEORGETOWNE LONG/SHORT FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2006

Note 1. Organization

The Georgetowne Long/Short Fund (the “Fund”) is a non-diversified series of the Georgetowne Funds (the “Trust”), an open-end investment company. The Trust was organized in Ohio as a business trust under an Agreement and Declaration of Trust dated February 18, 2003. The Fund commenced operations on December 30, 2003.  The Fund may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objective and policies. At present, there is only one series authorized by the Trust. The Georgetowne Fund Management Corporation is the adviser to the Fund (the “Adviser”).  The Fund’s investment objective is long term growth of capital. The Fund employs a long/short strategy, in which under normal circumstances the Fund’s portfolio will consist of both long and short positions. Short selling magnifies the potential for both gain and loss to the Fund and its investors.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price except for short positions, for which the last quoted asked price is used.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it had determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (included a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund`s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year`s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in market value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Management Agreement

The Trust has a Management Agreement with the Adviser. Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all its officers and employees that serve as officers and trustees of the Trust.  The Adviser pays all ordinary operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services and the payment of Fund ordinary operating expenses, the Adviser receives an annual investment management fee of 1.99% of the average daily net assets of the Fund. For the year ended October 31, 2006, the Adviser earned a fee of $8,840 from the Fund.  The Fund owed the Adviser $941 as of October 31, 2006.

Note 4. Related Party Transactions

Paul K. Hoffmeister is the control person of the Adviser and also serves as a trustee and officer of the Trust.  Mr. Hoffmeister receives benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

Note 5. Capital Stock

The Fund is authorized to issue an unlimited number of shares with no par value of separate series.  Paid in capital at October 31, 2006 was $498,942 representing 47,855 shares outstanding.

Transactions in capital stock were as follows:

	Year Ended 10/31/2006		Year Ended 10/31/ 2005
	Shares	Amount	Shares	Amount
Shares Sold	12,480	$134,471	4,336	$45,437
Shares issued in reinvestment of distributions	2,324	23,871	-	-
Shares redeemed	-	-	(1,401)	(15,504)
Net Increase	14,804	$158,342	2,935	$29,933

Note 6. Options

As of October 31, 2006, the Fund had outstanding written call options valued at $10,930.

Transactions in written call options during the year ended October 31, 2006 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at November 1, 2005	-	$ -
Options written	87	7,702
Options exercised	(2)	(214)
Options expired	(8)	(708)
Options terminated in closing purchase transaction	-	-
Options outstanding at October 31, 2006	77	$ 6,780

As of October 31, 2006, the Fund held put options valued at $15.

Transactions in put options purchased during the year ended October 31, 2006 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at November 1, 2005	-	$ -
Options purchased	152	2,196
Options expired	(150)	(2,100)
Options outstanding at October 31, 2006	2	$ 96

Note 7. Investment Transactions

For the year ended October 31, 2006, purchases and sales of investment securities other than U.S. Government obligations, short-term investments, options and securities sold short aggregated $601,903 and $438,565, respectively.  Purchases and sales of securities sold short aggregated $137,044 and $218,995, respectively. Purchases and sales of options aggregated $96 and $6,780, respectively.   Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

Note 8. Tax Matters

For Federal income tax purposes, the cost of investments owned at October 31, 2006 was $523,411 excluding proceeds from securities sold short and options written totaling $132,481.

At October 31, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) including positions in securities sold short and options written was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$78,519	($48,295)	$30,234

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed ordinary income	$3,827
Undistributed long-term capital gain	20,623
Unrealized appreciation on investments; options and securities sold short	30,234
$ 54,684

The Fund paid a short-term capital gain of $0.44 per share and a long-term capital gain of $0.26 per share for a total distribution of $23,871 for the year ended October 31, 2006. No distributions were paid during the fiscal year ended October 31, 2005.

Dividends and Distributions to Shareholders- The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2006, the Hoffmeister family, in aggregate, approximately 70% of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of the Georgetowne Long/Short Fund,

  a Series of The Georgetowne Funds

We have audited the accompanying statement of assets and liabilities of the Georgetowne Long/Short Fund, a Series of The Georgetowne Funds (the “Fund”), including the schedule of investments and the schedule of securities sold short, as of October 31, 2006 and the related statements of operations, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period December 30, 2003 (commencement of investment operations) through October 31, 2004.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned and securities sold short as of October 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Georgetowne Long/Short Fund, a Series of The Georgetowne Funds as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 30, 2003 (commencement of investment operations) through October 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

Sanville & Company

December 11, 2006

GEORGETOWNE LONG/SHORT FUND

EXPENSE ILLUSTRATION

OCTOBER 31, 2006 (UNAUDITED)

Expense Example

As a shareholder of the Georgetowne Long/Short Fund, you incur ongoing costs which typically consist of management fees, interest, and dividend expense on securities sold short. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2006 through October 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Georgetowne Long/Short Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2006	October 31, 2006	May 1, 2006 to October 31, 2006

Actual	$1,000.00	$981.34	$11.09
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.01	$11.27

* Expenses are equal to the Fund's annualized expense ratio of 2.22%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GEORGETOWNE LONG/SHORT FUND

ADDITIONAL INFORMATION

OCTOBER 31, 2006 (UNAUDITED)

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (877) 257-4240 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at (877) 257-4240 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on January 31 and July 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (877) 257-4240.

For the fiscal year ended October 31, 2006, the Adviser paid fees and expenses of the trustees totaling $1,500.

Board Approval of Management Agreement - In connection with a regular Board meeting held on October 6, 2006 (the “Meeting”), the Board, including each trustee who is not an interested person of the Trust or an interested party to the Agreement (the “Independent Trustees”), discussed the approval of the Management Agreement (the “Agreement”) between the Adviser and the Trust, on behalf of the Fund.  Prior to their deliberations, the Board reviewed with the Trust’s counsel the Trustees’ duties when considering the Management Agreement renewal.

As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment philosophy and short sale strategy.  In addition, the Trustees reviewed the Adviser’s Form ADV which described the operations and policies of the Adviser.  The Trustees reviewed a report prepared by the Adviser for the Trustees with information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of the Adviser and the Adviser’s compliance activities.  The Adviser certified to the Board that it had complied with the Trust’s Code of Ethics.  The Board also reviewed the business expenses of the Adviser.  The Adviser’s President noted to the Board that there had been no SEC inspections or litigation and no changes in personnel. The Board also discussed the compliance activities of the Trust’s Chief Compliance Officer.  Based on the information in the report and their discussions with the President of the Adviser, the Trustees concluded that the Adviser has the ability to provide high quality advisory services to the Fund, and that the nature and extent of services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to the Fund’s performance, the Trustees reviewed information in the Report regarding the Fund’s returns since inception and for the quarter ended September 29, 2006.  The Fund’s performance was compared to a peer group of mutual funds, as well as the S&P 500 and the NASDAQ Composite indexes.  The peer group was assembled by the Adviser and consisted primarily of long/short funds and some alternative investment strategy funds such as market neutral funds.  The Adviser’s President explained that the peer group includes funds he considers to be the best of the long/short mutual funds, and that these funds were selected by the Adviser because they offer unique investment strategies and because he considers these funds to be managed by talented advisers.  The Board noted that the Fund had performed very well compared to its peer group and relative to the benchmarks, and that the Trustees were satisfied with the Fund’s performance.

The Trustees reviewed information in the Report comparing the expense ratio of the Fund to those of the peer group.  Mr. Hoffmeister informed the Board that the Fund had an expense ratio of approximately 2.17% and an advisory fee of 1.99%.  The Board agreed the Fund’s expenses compared favorably to the peer group and the management fee was fair and reasonable particularly considering the small size of the Fund and the complexity of the Fund’s strategy.

As to profits realized by the Adviser, the Board reviewed information regarding the Adviser’s income and expenses for 2005 and tax return information.  The Board concluded that, with assurance from the President of the Adviser that he personally guarantees the obligations of the Adviser, the Adviser has adequate resources to fulfill its responsibilities under the Agreement.  The Board then discussed additional benefits received by the Adviser from the Fund, and agreed there were none. They concluded that the Adviser was not excessively profitable, and that a discussion of economies of scale was not relevant at this time due to the small size of the Fund.  It was the consensus of the Board that the issue be considered again as the Fund grows.

The Trustees determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the approval of the Agreement was in the best interests of the Trust and the Fund’s shareholders.

GEORGETOWNE LONG/SHORT FUND

TRUSTEES AND OFFICERS

OCTOBER 31, 2006 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Michael J. Regan 1001 W. Madison St. Unit # 607 Chicago, IL 60607 Year of Birth: 1978	Trustee since February 2003.

Broker, CMO Department, Hilliard Farber (9/04-present); Mortgage Consultant, Citigroup (8/02-08/04); Sponsored Representative, Warrior Lacrosse Co. (1/03-present); Player, Boston Cannons (Lacrosse Team) (9/01-present); Player, Rochester Rattlers (Lacrosse Team) (5/01-9/01); Marketing Director, Albany Attack/Pepsi Arena (9/01-6/02); Player, Albany Attack (Lacrosse Team) (1/01-5/03).

David E. Hannoush 1001 W. Madison St. Unit # 607 Chicago, IL 60607 Year of Birth: 1976	Trustee since October 2004.	General Counsel/V.P., Hannoush Jewelers, Inc. (06/02-present); Attorney/Consultant, PA Consulting Group (08/01-05/02); Student, American University Washington College of Law (08/98-05/01).
Charles P. Clemens 1001 W. Madison St. Unit # 607 Chicago, IL 60607 Year of Birth: 1978	Trustee since December 2003.

Event Manager, Eventive Marketing (1/01 –8/01); Admissions Advisor, Kaplan College (8/01-5/02); Sales Representative, Targit Interactive (an on-line advertising company) (5/01-7/01); Sales Trainee, OTL Sports (a sports information business) (12/02-12/02); Student, Nova Southeastern University Law School (8/01-5/04); Attorney, Law Offices of Charles P. Clemens (9/04-present).

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Paul K. Hoffmeister[1] 1001 W. Madison St. Unit # 607 Chicago, IL 60607 Year of Birth: 1978	Chairman, President, and Treasurer since December 2003; Trustee since February 2003

Director of Market Strategy, Polyconomics (8/04-present); Operations Manager, Dr. Jana Hoffmeister (6/00-present); Trader, Quietlight Securities (8/01-4/02; and 3/04-8/04); Assistant Trader, Quietlight Securities (6/00-8/01)

Paul F. Pechacek[1] 1001 W. Madison St. Unit # 607 Chicago, IL 60607 Year of Birth: 1968	Trustee between February 2003 and October 2004; Chief Compliance Officer since October 2004

Various positions with MedStar Health (a healthcare and health services company) (11/02-present)( currently Manager of Finance); Manager Hospital Finance; Good Samaritan Hospital of Maryland  (2/00-11/02)

1 Mr. Pechacek and Mr. Hoffmeister are first cousins.  Mr. Hoffmeister is an “interested person” of the Trust because he is an officer of the Trust and is an officer and the sole shareholder of the Fund’s adviser.

    Board of Trustees

Paul K. Hoffmeister

Charles P. Clemens

David E. Hannoush

Michael J. Regan

Investment Adviser

Georgetowne Fund Management Corporation

1001 West Madison Street Unit 607

Chicago, IL 60607

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Auditors

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Georgetowne Long/Short Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

 (1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

 (2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert.  The board of trustees, including the audit committee members, determined that, although none of the members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the board of trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2006

$ 9600.00

FY 2005

$ 6000.00

(b)

Audit-Related Fees

Registrant

Adviser

FY 2006

$ 0

$ 0

FY 2005

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2006

$ 1000.00

$ 0

FY 2005

$ 800.00

$ 0

Nature of the fees:

Preparation of tax returns.

(d)

All Other Fees

Registrant

Adviser

FY 2006

$ 0

$ 0

FY 2005

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  Each audit and non-audit service has been pre-approved by the audit committee.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2006

$ 1000.00

$ 0

FY 2005

$ 800.00

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of December 21, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Georgetowne Funds

By /s/Paul K. Hoffmeister

*Paul K. Hoffmeister

  President, Chairman, CFO, Treasurer and Secretary

Date December 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Paul K. Hoffmeister

*Paul K. Hoffmeister

  President, Chairman, CFO, Treasurer and Secretary

Date December 26, 2006